--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                ---------------

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 9, 1997

                            BASIN EXPLORATION, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE             0-20125        84-1143307
     (State or Other       (Commission   (I.R.S. Employer
      Jurisdiction         File Number)   Identification
    of Incorporation)                          No.)

           370 SEVENTEENTH STREET, SUITE 3400, DENVER, COLORADO 80202
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (303) 685-8000

                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. In order to attract and incentivize qualified personnel with experience in the Gulf of Mexico, the Company adopted its Gulf Coast Geoscientist Overriding Royalty Interest Plan, effective November 30, 1995 (the "ORI Plan"). The ORI Plan provides for the assignment of overriding royalty interests to geoscientists that Basin employs to explore for oil and gas in the offshore area of the Gulf of Mexico. Eligible participants include the Company's Vice President--Gulf Coast Exploration and any geologist, geophysicist or other geoscientist employed by Basin as members of its Gulf Coast offshore exploration group and approved by the President and Vice President--Gulf Coast Exploration. The ORI Plan provides for a maximum overriding royalty interest of 2.5% of the full undivided working interest acquired in all leases or interests therein that Basin acquires on the outer continental shelf offshore of Texas, Louisiana, Alabama and Florida and in state waters. Each participant in the plan is allocated a share (up to a maximum of 0.625%) of the overriding royalty interest.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

       10.1  Description of Consulting Arrangement between the Company and John F. Greene

       23.1  Consent of Arthur Andersen LLP

       23.2  Consent of Netherland, Sewell & Associates, Inc.

       23.3  Consent of Ryder Scott Company

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BASIN EXPLORATION, INC.
                                (Registrant)

Date: October 9, 1997           By:             /s/ HOWARD L. BOIGON
                                     -----------------------------------------
                                                  Howard L. Boigon
                                        VICE PRESIDENT--GENERAL COUNSEL AND
                                                     SECRETARY

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                                             EXHIBIT DESCRIPTION
-----------  ---------------------------------------------------------------------------------------------------
      10.1   Description of Consulting Arrangement between the Company and John F. Greene

      23.1   Consent of Arthur Andersen LLP

      23.2   Consent of Netherland, Sewell & Associates, Inc.

      23.3   Consent of Ryder Scott Company